SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 April 10, 2008
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                             American TonerServ Corp.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


         Delaware                 333-120688             33-0686105
---------------------------   -----------------  ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


       420 Aviation Boulevard, Suite 103, Santa Rosa, California 95403
       ---------------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (800) 736-3515
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 10, 2008, the Board of Directors of American TonerServ Corp. (the "Company") adopted the 2008 Nonqualified Stock Incentive Plan (the "2008 Plan") for the Company. The 2008 Plan allows the Board of Directors to grant nonqualified stock options from time to time to employees, officers and directors of the Company and service providers (including consultants) to the Company. Incentive Stock Options (options that qualify under Section 422 of the Internal Revenue Code of 1986) may not be granted under the 2008 Plan. The Board of Directors determines vesting provisions, if any, at the time options are granted. A total of 7,500,000 shares of the Company's common stock have been reserved for issuance under the 2008 Plan, subject to adjustment in the event of certain recapitalizations, reorganizations and so forth. The option price must be satisfied by the payment of cash and will be no less than 85% of the fair market value of the Common Stock on the date the option is granted.

In addition to nonqualified options, the 2008 Plan provides that the Board of Directors may grant rights to purchase shares of "restricted stock" of the Company to employees, officers and directors of the Company and service providers to the Company.

The forgoing summary of the 2008 Plan does not include a discussion of all of the provisions of the 2008 Plan, which is filed as Exhibit 10.1 to this Report.

Also on April 10, 2008, the Board of Directors granted nonqualified stock options to Chuck Mache, Chairman of the Board of the Company to purchase 2,000,000 shares of the Company's common stock under the 2008 Plan. The options are exercisable at $0.28 per share and vest in equal monthly installments over four years. They will expire on April 10, 2012. No other options or other awards have been made under the 2008 Plan as of the date of this Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibit is filed herewith:

    Exhibit 10.1 - 2008 Nonqualified Stock Incentive Plan (Filed herewith
                   Electronically)

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   AMERICAN TONERSERV CORP.



Dated: April 16, 2008              By: /s/ Daniel J. Brinker
                                       Daniel J. Brinker, President